Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended April 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$1,531,530
Unrealized Gain (Loss) on Market Value of Futures	(5,438,741)
Interest Income	254,992
ETF Transaction Fees	1,400
Total Income (Loss)	$(3,650,819)

Expenses
Management Fees	$356,313
Professional Fees	57,753
Brokerage Commissions	35,844
Non-interested Directors' Fees and Expenses	3,441
Prepaid Insurance Expense	2,348
Total Expenses	$455,699
Net Income (Loss)	$(4,106,518)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/17	$548,879,723
Additions (350,000 Shares)	13,541,272
Withdrawals (250,000 Shares)	(9,724,544)
Net Income (Loss)	(4,106,518)

Net Asset Value End of Month	$548,589,933
Net Asset Value Per Share (14,100,000 Shares)	$38.91

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended April 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(83,813)
Unrealized Gain (Loss) on Market Value of Futures	(258,250)
Interest Income	7,656
Total Income (Loss)	$(334,407)

Expenses
Management Fees	$7,686
Professional Fees	2,054
Brokerage Commissions	602
Non-interested Directors' Fees and Expenses	91
Prepaid Insurance Expense	99
Total Expenses	10,532
Expense Waiver	(1,073)
Net Expenses	$9,459
Net Income (Loss)	$(343,866)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/17	$14,716,107
Net Income (Loss)	(343,866)

Net Asset Value End of Month	$14,372,241
Net Asset Value Per Share (850,000 Shares)	$16.91

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended April 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(2,692)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(2)
Unrealized Gain (Loss) on Market Value of Futures	(204)
Unrealized Gain (Loss) on Foreign Currency Translations	(379)
Interest Income	795
Total Income (Loss)	$(2,482)

Expenses
Management Fees	$1,000
Professional Fees	2,054
Brokerage Commissions	61
Non-interested Directors' Fees and Expenses	12
Prepaid Insurance Expense	99
Total Expenses	3,226
Expense Waiver	(2,048)
Net Expenses	$1,178
Net Income (Loss)	$(3,660)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/17	$1,886,590
Net Income (Loss)	(3,660)

Net Asset Value End of Month	$1,882,930
Net Asset Value Per Share (100,000 Shares)	$18.83

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended April 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$1,445,025
Realized Trading Gain (Loss) on Foreign Currency Transactions	(2)
Unrealized Gain (Loss) on Market Value of Futures	(5,697,195)
Unrealized Gain (Loss) on Foreign Currency Translations	(379)
Interest Income	263,443
ETF Transaction Fees	1,400
Total Income (Loss)	$(3,987,708)

Expenses
Management Fees	$364,999
Professional Fees	61,861
Brokerage Commissions	36,507
Non-interested Directors' Fees and Expenses	3,544
Prepaid Insurance Expense	2,546
Total Expenses	469,457
Expense Waiver	(3,121)
Net Expenses	$466,336
Net Income (Loss)	$(4,454,044)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/17	$565,482,420
Additions (350,000 Shares)	13,541,272
Withdrawals (250,000 Shares)	(9,724,544)
Net Income (Loss)	(4,454,044)

Net Asset Value End of Month	$564,845,104

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612